UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2007

Landec Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-27446	94-3025618
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3603 Haven Ave. Suite E, Menlo Park, California		94025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-306-1650

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 22, 2007, the Board of Directors of Landec Corporation ("Landec" or the "Company") awarded Gary T. Steele, President and Chief Executive Officer of Landec, a bonus of $500,000, Gregory S. Skinner, Landec’s Chief Financial Officer and Vice President of Finance and Administration, a bonus of $250,000, and David D. Taft, Ph.D., Landec’s Chief Operating Officer, a bonus of $100,000. The bonuses were awarded in recognition of their exceptional performance on behalf of the Company, particularly their efforts in connection with the successful completion of certain transactions with Monsanto Company as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2006.
Each of the aforementioned bonuses was awarded outside of and in addition to amounts that may be awarded under the Company’s 2007 Cash Bonus Plan.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landec Corporation

February 27, 2007	By:	/s/ Gregory S. Skinner

Name: Gregory S. Skinner
Title: Vice President and Chief Financial Officer